SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2012

Ally Auto Receivables Trust 2012-1

(Issuing Entity with respect to Securities)

Ally Auto Assets LLC

(Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware	333-163392-12	90-6191088
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ally Auto Assets LLC 200 Renaissance Center Detroit, Michigan		48265
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (313) 656-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and Item 8.01.        Entry into a Material Definitive Agreement and Other Events

Ally Auto Assets LLC (“Ally Auto”) has registered an issuance of $24,300,000,000 in principal amount of asset backed notes on Form S-3 (Registration File No. 333-163392) under the Securities Act of 1933, as amended (the “Act”), filed on November 27, 2009, as amended by Pre-Effective Amendment No. 1 on January 27, 2010 (as amended, the “Registration Statement”).

Pursuant to the Registration Statement, Ally Auto Receivables Trust 2012-1 (the “Issuing Entity”) issued $380,000,000 aggregate principal balance of Class A-1 0.48510% Asset Backed Notes (the “Class A-1 Notes”), $565,000,000 aggregate principal balance of Class A-2 0.71% Asset Backed Notes (the “Class A-2 Notes”), $465,000,000 aggregate principal balance of Class A-3 0.93% Asset Backed Notes (the “Class A-3 Notes”), $109,735,000 aggregate principal balance of Class A-4 1.21% Asset Backed Notes (the “Class A-4 Notes,” and together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Offered Notes”), $56,858,000 aggregate principal balance of Class B 1.84% Asset Backed Notes (the “Class B Notes”) and $44,674,000 aggregate principal balance of Class C 2.28% Asset Backed Notes (the “Class C Notes” and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes, the “Notes”) on January 18, 2012 (the “Closing Date”). Only the Offered Notes were offered publicly for sale. On January 18, 2012, Ally Auto sold the Class B Notes to Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC (collectively, the “Note Purchasers”). The Class B Notes were sold to the Note Purchasers in reliance on the exemption from registration under Section 4(2) of the Act.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of the Closing Date between the Issuing Entity and Deutsche Bank Trust Company Americas, as Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of motor vehicle retail instalment sale contracts (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.

As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement, dated as of January 11, 2012, filed with the Commission pursuant to Rule 424(b)(5) of the Act on January 13, 2012.

Item 9.01.	Exhibits

Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2012-1 and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of January 18, 2012.

Exhibit 4.2	Trust Agreement between Ally Auto Assets LLC, as Depositor, and BNY Mellon Trust of Delaware, as Owner Trustee, dated as of January 18, 2012.

Exhibit 4.3	Pooling Agreement between Ally Bank, as Seller, and Ally Auto Assets LLC, dated as of January 18, 2012.

Exhibit 99.1	Trust Sale Agreement between Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2012-1, as Issuing Entity, dated as of January 18, 2012.

Exhibit 99.2	Custodian Agreement between Ally Financial Inc., as Custodian, and Ally Auto Assets LLC, as Depositor, dated as of January 18, 2012.

Exhibit 99.3	Administration Agreement among Ally Auto Receivables Trust 2012-1, as Issuing Entity, Ally Financial Inc., as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of January 18, 2012.

Exhibit 99.4	Servicing Agreement among Ally Financial Inc., as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2012-1, as Issuing Entity, dated as of January 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY AUTO ASSETS LLC

By:	/s/ R. C. Farris
Name:	R. C. Farris
Title:	President

Dated: January 18, 2012

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2012-1 and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of January 18, 2012.

Exhibit 4.2	Trust Agreement between Ally Auto Assets LLC, as Depositor, and BNY Mellon Trust of Delaware, as Owner Trustee, dated as of January 18, 2012.

Exhibit 4.3	Pooling Agreement between Ally Bank, as Seller, and Ally Auto Assets LLC, dated as of January 18, 2012.

Exhibit 99.1	Trust Sale Agreement between Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2012-1, as Issuing Entity, dated as of January 18, 2012.

Exhibit 99.2	Custodian Agreement between Ally Financial Inc., as Custodian, and Ally Auto Assets LLC, as Depositor, dated as of January 18, 2012.

Exhibit 99.3	Administration Agreement among Ally Auto Receivables Trust 2012-1, as Issuing Entity, Ally Financial Inc., as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of January 18, 2012.

Exhibit 99.4	Servicing Agreement among Ally Financial Inc., as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2012-1, as Issuing Entity, dated as of January 18, 2012.